UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by a party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LIBERTY OILFIELD SERVICES INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒No fee required
☐Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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LIBERTY OILFIELD SERVICES INC.
950 17th Street, Suite 2400
Denver, Colorado 80202

ADDITIONAL INFORMATION REGARDING THE
2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 21, 2020

The following Notice of Change of Location of Annual Meeting of Stockholders (the “Notice”) provides important updated information to the original Notice of 2020 Annual Meeting of Stockholders and Definitive Proxy Statement distributed in connection with the 2020 Annual Meeting of Stockholders of Liberty Oilfield Services Inc. to be held on Tuesday, April 21, 2020 at 9:00 a.m. Mountain Standard Time.

This Notice is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 3, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY
STATEMENT AND ORIGINAL NOTICE

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 21, 2020

To our valued stockholders:

Change in Annual Meeting Location; Virtual-Only Meeting to be Held

Due to the public health impact of the coronavirus pandemic (COVID-19) and to prioritize the health and well-being of stockholders, the Board of Directors of Liberty Oilfield Services Inc. (the “Company”) has authorized a change to the location of the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on April 21, 2020 at 9:00 a.m. Mountain Standard Time, from an in-person meeting to a virtual-only meeting format. Stockholders will not be able to attend the Annual Meeting in person.

As described in the original Notice of the 2020 Annual Meeting of Stockholders and Definitive Proxy Statement (the “Notice and Proxy Statement”), stockholders at the close of business on the record date, February 24, 2020, are entitled to participate in the Annual Meeting. To be admitted to the virtual Annual Meeting at https://web.lumiagm.com/245867901, stockholders must enter the password “liberty2020”. Stockholders of record must then enter the 16-digit voting control number found on their proxy card, voting instruction form, notice of internet availability of proxy materials, or email previously received. Stockholders that hold their shares in a brokerage account or in the name of a bank, must follow the instructions for beneficial owners set forth below in order to obtain a 16-digit voting control number to vote or ask questions at the Annual Meeting. Stockholders who have a 16-digit voting control number may submit written questions and vote during the Annual Meeting by following the instructions available on the website during the Annual Meeting. The Company encourages you to access the virtual Annual Meeting website prior to the start time in order to leave ample time for the check in. Whether or not stockholders plan to participate in the virtual Annual Meeting, the Company urges stockholders to vote and submit their proxies in advance of the Annual Meeting by one of the methods described in the proxy materials previously provided for the Annual Meeting.

Voting for Beneficial Owners: Shares Registered in the Name of a Broker or Bank

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. If you are a beneficial owner, to vote or ask questions in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Follow the instructions from your broker or bank included with the provided proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to vote or ask questions at the virtual Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Tuesday, April 14, 2020. You will receive a confirmation of your registration by email after we receive your registration materials.

If you have already voted, you do not need to take any action unless you wish to change your vote. Proxy voting forms already returned by stockholders will remain valid and will be voted at the Annual Meeting unless revoked. None of the other agenda items presented in the Notice and Proxy Statement are affected by this Notice. Additional information regarding how to vote your shares, or revoke your proxy or voting instructions, is available in the Notice and Proxy Statement.

A list of stockholders of record will be available for a period of at least ten days prior to the virtual Annual Meeting for inspection by shareholders for any legally valid purpose related to the Annual Meeting. Stockholders as of the record date may request access with their control number obtained through the methods set forth above by emailing IR@libertyfrac.com.

For further information regarding the matters to be acted upon at the Annual Meeting, the Company urges you to carefully read the Notice and Proxy Statement in its entirety. The Notice and Proxy Statement and our Annual Report on Form 10-K are available at http://astproxyportal.com/ast/21952/.

By Order of the Board of Directors,

/s/ R. Sean Elliott

R. Sean Elliott
Vice President, General Counsel and Corporate Secretary
Denver, Colorado
April 3, 2020

The Annual Meeting on April 21, 2020 at 9:00 am Mountain Standard Time
will be accessible at https://web.lumiagm.com/245867901.